UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 6, 2005

                           BIO-LOK INTERNATIONAL INC.
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             (Exact name of registrant as specified in its charter)

         DELAWARE                      333-126394              65-0317138
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(State or other jurisdiction          (Commission             (IRS Employer
      Of incorporation)               File Number)        Identification Number)

                              368 S. Military Trail
                            Deerfield Beach, FL 33442
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                    (Address of Principal Executive Offices)

                                 (954) 698-9998
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              (Registrant's telephone number, including area code)

                                      None
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF PRINCIPAL OFFICERS.

Cary Shapoff resigned as a director of BioLok International Inc. (the "Company") on December 5, 2005. The Company issued a press release on December 5, 2005, announcing Mr. Shapoff's resignation and his appointment to a management position with the Company. A copy of the press release is attached as Exhibit 99.1.

The information in Exhibit 99.1 of this Report is being furnished to the Securities and Exchange Commission and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section. Such information shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.


Item 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

Exhibit No.       Description
-----------       -----------
99.1              Press Release Dated December 5, 2005.


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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 6, 2005                        /s/ Bruce L. Hollander
                                               ---------------------------------
                                               Bruce L. Hollander, President


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